Exhibit 10.2

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

This Third Amendment to Employment Agreement (the "Amendment") is made as of January 9, 2026 (the “Third Amendment Effective Date”) by and between Red Violet, Inc., a Delaware corporation (the "Company"), and James Reilly (the "Executive"). Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to them in the Employment Agreement (defined below).

WHEREAS, the Company and Executive entered into that certain Employment Agreement made by and between the Company and Executive, dated March 26, 2018 and as amended on November 9, 2020 and May 8, 2023 (as amended, the "Employment Agreement"); and

WHEREAS, Company and Executive desire to amend the Employment Agreement in accordance with the terms and provisions hereof.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive hereby adopt this Amendment effective as of the Third Amendment Effective Date and agree as follows:

1.
Paragraph 6 to Exhibit A to the Employment Agreement ("Exhibit A") is deleted in its entirety and the following substituted in lieu thereof:

6. Term: Commencing on the Effective Date and ending March 31, 2030 (the “Term Expiration Date”); provided, that, upon the Term Expiration Date this Agreement shall automatically renew for successive one (1) year terms, unless either party provides written notice to the other no less than one hundred twenty (120) days prior to the commencement of each such renewal term setting forth a desire to terminate this Agreement at the expiration of the then current term. Termination of this Agreement will not affect the rights or obligations of the parties hereunder arising out of, or relating to, circumstances occurring prior to the expiration of this Agreement, which rights and obligations will survive the termination of this Agreement and the termination of the Executive’s employment with the Company.

2.
Except as expressly amended herein, all terms and provisions of the Employment Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COMPANY:

Red Violet, Inc., a Delaware corporation

By: /s/ Derek Dubner

Derek Dubner, CEO

EXECUTIVE:

/s/ James Reilly

James Reilly

[Signature Page to Third Amendment to Employment Agreement]